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                                                                   Exhibit 10.14


THIS AGREEMENT is made the 1st day of February, 1999  BETWEEN

(1) Beijing City Hotel Company Limited, a limited company incorporated in the Peoples Republic of China whose registered office is situate at 4 Gong Ti Dong Lu, Chao Yang District, Beijing, Peoples Republic of China ("Party A") of the one part; and

(2) Jenson International Travel Services Limited, a limited company incorporated in Hong Kong whose registered office is situate at Flats A and B, 12th Floor, Gold Union Commercial Building, No. 71 Connaught Road Central, Hong Kong ("Party B") of the other part.

WHEREAS  : -

(1) Party A is running a tourist business in China and is operating several trips from Beijing to Hong Kong via Xian ("the Trips"). Details of the Trips and the prices therefor ("the Prices") (subject to seasonal fluctuation) are contained in the several brochures ("the Brochures") which are annexed hereto.

(2) Party A is desirous of sub-contracting out those stages of the Trips to be operated in Hong Kong ("the Hong Kong Stages") in the manners hereinafter stipulated.

NOW THEREFORE IT IS MUTUALLY AGREED : -

1. Party A shall refer/assign all its customers for the Trips ("the Customers") to Party B (and to Party B only) as its exclusive sub-contractor for the operation of the Hong Kong Stages of the Trips from the reception of the Customers from Xian in the Hong Kong airport until the departure of the Customers in the Hong Kong airport back to Beijing. Party B agrees to act as such exclusive sub-contractor and to take up the operation of the Hong Kong Stages of the Trips in the manners hereinafter stipulated.


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2. Party A shall be responsible for purchasing the round trip tickets for the whole of the Trips for the Customers and shall ensure that each of the Customers shall hold a set of valid round trip ticket before departure from Beijing/Xian.

3. Party A shall also be responsible for purchasing the round trip insurance coverage for the whole of the Trips for each of the Customers and shall ensure that each of the Customers shall hold a valid coverage of such insurance before departure from Beijing/Xian.

4. Party B shall be responsible for all the costs and expenses within the ambit of the operation of the Hong Kong Stages of the Trips in the manners hereinafter stipulated and in accordance with the Brochures, except the costs of all the air-tickets and insurance coverage for the whole of the Trips, which are the responsibilities of Party A. For avoidance of doubt, all costs and expenses incurred outside the ambit of the operation of the Hong Kong Stages of the Trips are the responsibility of Party A.

5. In operating the Hong Kong Stages of the Trips, Party B shall ensure that the routes, the activities, the accommodations, the transportations (except the airway parts which are the responsibility of Party A), the guide-services and every other aspects of and incidental to the Hong Kong Stages of the Trips are operated in strict adherence to and compliance with those modes, qualities and standards as specified in the Brochures.

6. In operating the Hong Kong Stages of the Trips, Party B shall, when receiving, entertaining and guiding the Customers, ensure that such trip names and/or marks, signs or logos as specified in the Brochures shall be clearly, distinctively and visibly exhibited, erected, posted up or hanged up so as to allow the Customers to easily identify the same as the Trips for which they are joining.

7. In order to perform its duties in operating the Hong Kong Stages of the Trips, Party B shall, upon receiving notice from Party A that any of the Trips is about to commence, make without delay all preliminary arrangements and checkings such as accommodation bookings, transportation bookings (except the airway parts which are the responsibility of Party


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A), sight-seeings availability and guide-services recruiting etc. so as to ensure that the Hong Kong Stages of the Trips can be properly and smoothly operated. In case any problem is encountered or foreseen by Party B, it shall immediately inform Party A of the same so as to allow Party A of sufficient time to consider the cancellation of the Trips. Party A undertake to give sufficient prior notice to Party B of the commencement of any of the Trips so as to allow Party B of sufficient time to make such preliminary arrangements and checkings.

8. In case any complaint by the Customers is made to Party B or any problem is encountered by Party B during the operation of the Hong Kong Stages of the Trips, Party B shall inform Party A of the same immediately and shall try its best to resolve such complaint or problem promptly and fairly. In operating the Hong Kong Stages of the Trips, arty B shall be personally liable for and shall keep Party A indemnified against any claims by the Customers arising from any breach of or deviation from or non-fulfilment of those modes, qualities or standards in respect of the Hong Kong Stages of the Trips as specified in the Brochures PROVIDED that any defence or exclusion or limitation factor available under the terms and conditions for the provision of the Trips which are available to Party A to meet such claims shall also be available to Party B in operating the Hong Kong Stages of the Trips.

9. Party B shall not without the consent in writing of Party A pledge or engage the credit of Party A or enter into or purport to enter into any contract on behalf of Party A.

10. Party B shall not without the consent in writing of Party A disclose to the Customers its name as the sub-contractor or operator of the Hong Kong Stages of the Trips and shall ensure that such trip names and/or marks, signs or logos as specified in the Brochures shall throughout the Hong Kong Stages of the Trips be used as the identifiers for the Trips to the Customers only.

11. In consideration of the services to be provided by Party B in the operation of the Hong Kong Stages of the Trips, Party B shall be entitled to receive from Party A a remuneration equal to 60% of the Prices paid by the Customers for the Trips. Such remuneration shall be paid by Party A to Party B before the commencement of the Trips. In case there is any subsequent


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fluctuation in the Prices, the actual amounts to be received by Party B shall fluctuate accordingly PROVIDED that if there is any reduction in the Prices without the prior consent of Party B, Party B shall be entitled to refuse to take up those Trips at the reduced Prices.

12. Party A undertakes that it shall receive the full amounts of the Prices from the Customers before any of the Trips shall commence.

13. This Agreement shall commence on the date hereof and continue in force thereafter until terminated :

         (a) By either party giving not less than 3 months' written notice of termination to the other; or

         (b) Forthwith by either party giving written notice to the other party in any of the following events :

                  (i) if a distress or execution is levied against any of the property of the other party and is not paid out within 14 days; or

                  (ii) if the other party creases to carry on its business or substantially the whole of its business; or

                  (iii) if the other party announces that it is intending to cease, or considering ceasing to carry on its business or substantially the whole of its business; or

                  (iv) if an encumbrancer takes possession, or a receiver is appointed of any party of the assets of the other party.

14. The termination of this Agreement under the preceding clause shall not prejudice any rights of either party in existence prior to the effective date of termination. In the event of a termination under sub-clause (a) above the termination shall not apply in relation to the Trips which have commenced prior to the effective date of termination and the rights and obligations of each party under this Agreement in respect of such trips shall survive the termination and be enforceable notwithstanding such termination. In the event of a termination under sub-clause (b)


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above such provision shall apply in relation to the Trips commenced prior to the effective date of termination as the party terminating this Agreement shall stipulate as being most appropriate for giving effect to the substance of this Agreement and the interests of the Customers in the circumstances which have arisen.

15. Any notice given hereunder by either party to the other may be sent by facsimile transmission or prepaid recorded delivery post to the party's address given above in which event it shall be deemed to have been received within 2 working days after the date of posting. Any notice given by facsimile shall be deemed immediately received upon confirmation of completion of such transmission.

16. This Agreement shall supersede any and all previous agreements or arrangements between the parties hereto.

17. This Agreement takes effect on 1st January 1999 and shall be deeded made on that day.

18. This Agreement shall be interpreted and governed by the laws of Hong Kong and the parties hereto submit to the non-exclusive jurisdictions of the courts of Hong Kong.


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SIGNED by ZHANG KEJIAN           )
                                 )
for and on behalf of Party A     )
                                 )
in the presence of  : -          )




SIGNED by CHENG CHAO MING        )
                                 )
for and on behalf of Party B     )
                                 )
in the presence of   : -         )


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